SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2006

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Information

On April 17, 2006, Senetek Plc (the “Company”) issued a press release announcing financial results and highlights for the year ended December 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is filed as part of this report:

Press release dated April 17, 2006 is filed as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006	SENETEK PLC (Registrant)

	By:	/s/ Frank Massino
	Name:	Frank Massino
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Number	Exhibit

99.1	Press release dated April 17, 2006 announcing financial results and highlights for the year ended December 31, 2005.

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